AMENDMENT NUMBER 01

                            TO LEASE SCHEDULE NO. 01

TO MASTER LEASE AGREEMENT NO. 11053



That certain Lease Schedule No. 01 dated October 15, 1999 to Master Lease Agreement No. 11053 between PHYMED Diagnostic Imaging Center Hillcrest, Inc. as Lessee and Prime Leasing, Inc. as Lessor, and all supplemental documents thereto, notwithstanding anything to the contrary set forth therein is hereby amended and it is expressly agreed to as follows:


Section 1, Initial Term is hereby amended to read as follows:

1. Initial Term: 49 months, commencing with the first day of the month immediately following the Commencement Date of the Secured Party's Temporary Master Lease Agreement (the "Temporary Master Lease") between Lessee and Lessor, dated October 15, 1999.


Section 2, Rental Payments is hereby amended to read as follows:

2. Rental Payments: $33,333 for the first and second month, $0.00 for the third month and $34,656.00 for month four through forty-nine, plus any and all applicable taxes.







Except as expressly set forth herein, the Lease Schedule shall not otherwise have been modified or amended hereby.

Accepted and Agreed to:                      Accepted and Agreed to:

Prime Leasing, Inc.                          PHYMED Diagnostic Imaging Center
 (Lessor)                                    Hillcrest, Inc.
                                              (Lessee)

BY:                                          BY:
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NAME:(Printed)                               NAME:(Printed)
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TITLE:                                       TITLE:
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DATE:                                        DATE:
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